CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the GTC Telecom Corp. Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald A. DeCiccio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.





/s/ Gerald A. DeCiccio
Gerald A. DeCiccio
Chief Financial Officer
(Principal Accounting Officer)

November 13, 2002